Exhibit 99.1

Corporate Development Supply Chain Sales Finance Legal Operations Human Resources Dv Sc Sa Fi Le Op Hr CF Industries NYSE: CF 2010 Fourth Quarter Financial Results February 18, 2011

Certain statements contained in this communication may constitute "forward-looking statements." All statements in this communication, other than those relating to historical information or current condition, are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. Important factors that could cause actual results to differ materially from our expectations include, among others: the volatile cost of natural gas in the areas where our production facilities are principally located; the cyclical nature of our business and the agricultural sector; the global commodity nature of our fertilizer products, the impact of global supply and demand on our selling prices, and the intense global competition in the consolidating markets in which we operate; conditions in the U.S. agricultural industry; reliance on third party transportation providers; our ability to integrate the businesses of CF Industries and Terra promptly and effectively and to achieve the cost savings and synergies we anticipate from the Terra acquisition within the expected time frame or at all, and the potential for disruption from the Terra acquisition to make it more difficult for us to maintain relationships with customers, employees or suppliers; weather conditions; risks associated with expansion of our business, including unanticipated adverse consequences and the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our potential inability to obtain or maintain required permits and governmental approvals or to meet financial assurance requirements; future regulatory restrictions and requirements related to greenhouse gas emissions and climate change; our inability to predict seasonal demand for our products accurately; the impact of changing market conditions on our forward sales programs; risks involving derivatives and the effectiveness of our risk measurement and hedging activities; the reliance of our operations on a limited number of key facilities and the significant risks and hazards against which we may not be fully insured; risks associated with joint ventures; acts of terrorism and regulations to combat terrorism; difficulties in securing the supply and delivery of raw materials we use and increases in their costs; risks associated with international operations; the concentration of our sales with certain large customers; losses on our investments in securities; deterioration of global market and economic conditions; our substantial indebtedness and the limitations on our operations imposed by the terms of our indebtedness; our ability to comply with the covenants under our indebtedness and to make payments under such indebtedness when due; potential inability to refinance our indebtedness in connection with any change of control affecting us; and loss of key members of management and professional staff. Forward-looking statements are given only as of the date of this release and we disclaim any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Safe Harbor Statement

Financial Highlights In millions, except percentages and EPS 2010 Q4 2009 Q4 2010 Year 2009 Year Net sales $ 1,238 $ 507 $ 3,965 $ 2,608 Gross margin 484 126 1,180 839 - As percent of sales 39% 25% 30% 32% Net earnings attributable to common $ 200 $ 51 $ 349 $ 366 Earnings per diluted share 2.78 1.04 5.34 7.42 Cash flow provided by operations 560 111 1,194 682 Net debt (cash) at period end 1,590 (718) 1,590 (718)

Nitrogen Segment Results Source: Green Markets 09 10 In millions, except as noted 2010 Q4 H/(L) 2009 Q4 H/(L) 2010 Q3 Sales $ 1,003 $ 651 $ 268 Gross margin 421 311 280 - Percent 42% 11 pts 23 pts Volume (000 st) 3,350 1,880 369 Average selling prices ($/st) - Ammonia $ 452 $ 144 $ 58 - Urea 323 51 60 - UAN 206 50 18 - AN 211 n/a 8 Gas cost $/MMBtu $ 4.29 $ (0.05) $ (0.08) Ammonia Urea UAN-32 Mid-Cornbelt Prices

Weak Natural Gas Prices Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec CF Industries has avoided locking in gas costs without forward sales Peak cash price at Henry Hub in Q4 was $4.54, despite cold weather Gas production and storage expected to remain at/near record levels Source: Bloomberg

Phosphate Segment Results Source: Green Markets 09 10 In millions, except as noted 2010 Q4 H/(L) 2009 Q4 H/(L) 2010 Q3 Sales $ 235 $ 80 $ 53 Gross margin 63 47 35 - Percent 27% 16 pts 11 pts Volume (000 st) 477 (74) 26 - DAP 354 (136) 25 - MAP 123 62 1 - Domestic 393 116 133 - Export 84 (190) (107) Average selling prices ($/st) - DAP $ 490 $ 213 $ 87 - MAP 499 190 95 DAP Central Florida Price

EBITDA and Selected Items (in millions; includes Terra results from Apr. 5, 2010) Quarter ended December 31, Year ended December 31, 2010 2009 2010 2009 Net earnings attributable to common stockholders $ 200.3 $ 51.4 $ 349.2 $ 365.6 Interest expense (income) – net 50.2 - 219.8 (3.0) Income taxes 172.0 25.3 276.8 245.4 Depreciation, depletion and amortization 106.3 27.7 394.8 101.0 Less: Other adjustments(1) (29.3) (0.1) (113.6) (0.5) EBITDA(2) $ 499.5 $ 104.3 $ 1,127.0 $ 708.5 Memo: Selected items included above Unrealized mark-to-market (gains) losses $ (31.4) $ (2.7) $ (9.6) $ (87.5) Business combination costs - 26.0 144.6 53.4 Restructuring and integration costs 3.7 - 21.6 - Peru project development costs 0.4 10.2 5.8 35.9 (Gain) on sale of Terra shares - (11.9) (28.3) (11.9) Inventory valuation adjustment - - 19.4 29.3 Loss on extinguishment of Terra debt - - 17.0 - Total $ (27.3) $ 21.6 $ 170.5 $ 19.2 (1) Includes amortization of deferred loan fees and depreciation in noncontrolling interest. (2) See slide 11 for further details.

2010 Accomplishments Acquired Terra, closing and completing financing in 45 days Demonstrated integration progress ahead of target Identified synergies beyond $105-$135 million target Accelerated achievement ($110 million run rate by year-end) Succeeded to make transition seamless to customers Delivered strong earnings and cash flow $1.2 billion operating-related cash flow in 2010 Accelerated debt repayment schedule Paid off $850 million of $1.2 billion term loan by year-end Made key investments in business New dragline, UAN expansion, DEF expansion, DF upgrades Launched a new product (MAP 10-50-0) and announced another

Outlook/Summary High crop prices and farm profitability support strong plantings and fertilizer prices Tight supply of fertilizers, especially UAN and phosphates Subdued natural gas costs Recent strong fertilizer prices not yet fully reflected in income statement High cash flow expected to continue Expect term loan to be repaid in full in Q1

U.S. Corn Demand and Stocks (Billion Bushels) Source: USDA, CF

Non-GAAP Reconciliation (in millions) Reconciliation of debt to net debt (net cash): December 31, 2010 December 31, 2009 Total Debt $ 1,959.0 $ 4.7 Less: cash, cash equivalents and short-term investments 800.8 882.1 Plus: customer advances 431.5 159.5 Net debt (net cash) $ 1,589.7 $ (717.9) Net debt (net cash) is defined as total debt minus cash, cash equivalents and short-term investments, plus customer advances. We include customer advances in this calculation to reflect the liability associated with our obligations to supply fertilizer in the future, which offsets cash received in the form of customer advances. Net debt (net cash) does not include distributions of earnings payable to noncontrolling interest holders. We use net debt (net cash) in the evaluation of our capital structure. EBITDA, as shown and reconciled on page 7, is defined as net earnings attributable to common stockholders plus interest expense (income)—net, income taxes, and depreciation, depletion and amortization. Loan fee amortization is subtracted in the calculation of EBITDA to adjust for amounts included in both interest and amortization. We have presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.